Execution Version
Exhibit 10.1

EIGHTH AMENDMENT TO CREDIT AGREEMENT

This EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement” or this “Amendment”) is entered into as of December 20, 2023, among PRA GROUP, INC. (f/k/a Portfolio Recovery Associates, Inc.), a Delaware corporation (“PRA”, or the “Company”), PRA GROUP CANADA INC., a Canadian corporation amalgamated under the Canada Business Corporations Act (the “Canadian Borrower”, and, together with PRA, the “Borrowers”), the Guarantors party hereto, the Lenders party hereto, BANK OF AMERICA, N.A., as Administrative Agent and BANK OF AMERICA, N.A., acting through its Canada branch, as Canadian Administrative Agent.

Recitals

The Borrowers, the Guarantors, the Lenders, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and BANK OF AMERICA, N.A., acting through its Canada branch, as Canadian Administrative Agent, are party to that certain Amended and Restated Credit Agreement dated as of May 5, 2017 (as amended, supplemented, modified and in effect from time to time until the date hereof, the “Credit Agreement”), pursuant to which the Lenders agreed to provide senior credit facilities to the Borrowers. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement (as defined below).
The Borrowers and the Guarantors have requested that the Administrative Agent and the Lenders agree to certain amendments to the Credit Agreement as set forth herein. The Administrative Agent, the Canadian Administrative Agent and the Lenders are willing to agree to such amendments to the Credit Agreement on the terms and subject to the conditions hereinafter set forth.
In consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Borrowers, the Guarantors, the Lenders party hereto and the Administrative Agent hereby acknowledge and agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

The Credit Agreement is hereby amended as follows:

1.The following definitions in Section 1.01 of the Credit Agreement are amended to read as follows:
“Canadian Borrowing Base” means, with respect to the Canadian Borrower, an amount equal to the sum of (a) 35% of Canadian Estimated Remaining Collections of all Canadian Eligible Asset Pools plus (b) 55% of Canadian Estimated Remaining Collections of all Canadian Insolvency Eligible Asset Pools plus (c) 75% of Canadian Eligible Accounts, in each case as determined by the Administrative Agent by reference to the most recent Canadian Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 7.02(b) or, if elected by the applicable Borrower, pursuant to a Pro Forma Borrowing Base Certificate, as applicable. The Agents and the Lenders agree that any amendment entered into solely to alter the rate of Canadian Estimated Remaining Collections shall not require an amendment fee to be payable by any Loan Party.
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“Domestic Borrowing Base” means an amount equal to the sum of (a) 35% of Estimated Remaining Collections of all Eligible Asset Pools plus (b) 55% of Estimated Remaining Collections of all Insolvency Eligible Asset Pools plus (c) 75% of Eligible Accounts, in each case as determined by the Administrative Agent by reference to the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 7.02(b) or, if elected by the applicable Borrower, pursuant to a Pro Forma Borrowing Base Certificate, as applicable. The Administrative Agent and/or Lenders agree that any amendment entered into solely to alter the rate of Estimated Remaining Collections shall not require an amendment fee to be payable by any Loan Party.
“Pro Forma Basis” means, for purposes of calculating (a) the financial covenants set forth in Section 8.11 (including for purposes of determining the Applicable Rate), that any Disposition, Involuntary Disposition, Acquisition, acquisition of any debt portfolio or Restricted Payment shall be deemed to have occurred as of the first day of the most recent four fiscal quarter period preceding the date of such transaction for which PRA was required to deliver financial statements pursuant to Section 7.01(a) or (b) and (b) the Domestic Borrowing Base or Canadian Borrowing Base in connection with the delivery of a Pro Forma Borrowing Base Certificate, that any acquisition of any debt portfolio shall be deemed to have occurred as of the first day of the most recent month preceding the date of such transaction for which PRA was required to deliver a Borrowing Base Certificate or Canadian Borrowing Base Certificate, as applicable, pursuant to Section 7.02(b). In connection with the foregoing, (a) with respect to any Disposition or Involuntary Disposition, income statement and cash flow statement items (whether positive or negative) attributable to the property disposed of shall be excluded to the extent relating to any period occurring prior to the date of such transaction, (b) with respect to any Acquisition, (i) income statement items attributable to the Person or property acquired shall be included to the extent relating to any period applicable in such calculations to the extent (A) such items are not otherwise included in such income statement items for PRA and its Subsidiaries in accordance with GAAP or in accordance with any defined terms set forth in Section 1.01 and (B) such items are supported by financial statements or other information reasonably satisfactory to the Administrative Agent and (ii) any Indebtedness incurred or assumed by PRA or any Subsidiary (including the Person or property acquired) in connection with such transaction (A) shall be deemed to have been incurred as of the first day of the applicable period and (B) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination and (c) Estimated Remaining Collections, Eligible Asset Pools, Eligible Insolvency Asset Pools, Eligible Accounts, Canadian Estimated Remaining Collections, Canadian Eligible Asset Pools, Canadian Insolvency Eligible Asset Pools and Canadian Eligible Accounts shall be calculated to include the debt portfolios acquired during such month and designated in the applicable Pro Forma Borrowing Base Certificate.
2.Section 1.01 of the Credit Agreement is amended to add the following definition in the appropriate alphabetical order:
“Pro Forma Borrowing Base Certificate” means a certificate of a Responsible Officer of PRA in the form of Exhibit I or I-2, as applicable, containing reasonably detailed calculations of the Domestic Borrowing Base or the Canadian Borrowing Base, as applicable, as of the most recent month end for which PRA was required to deliver a Borrowing Base Certificate or Canadian Borrowing Base Certificate pursuant to Section 7.02(b), but giving effect to an acquisition of debt portfolios by the applicable Borrower; provided that (a) any such acquisition must be for an aggregate purchase price of at least (x) Ten Million Dollars ($10,000,000) with respect to any acquisition of U.S. debt portfolios for which a Borrowing Base Certificate is delivered and (y) Five Million Dollars ($5,000,000) with respect to any acquisition of Canadian debt portfolios for which a Canadian Borrowing Base Certificate is delivered and (b) (i) no more than four (4) Pro Forma Borrowing Base Certificates may be delivered per calendar year in connection with the delivery of a Borrowing Base Certificate and (ii) no more than four (4) Pro Forma Borrowing Base Certificates may be delivered per calendar year in connection with the delivery of a Canadian Borrowing Base Certificate.

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ARTICLE II CONDITIONS TO EFFECTIVENESS
The amendments set forth in Article I shall become effective on the date first written above (the “Eighth Amendment Effective Date”), when the following conditions have been met:
1.Counterparts. Receipt by the Agents of counterparts of this Amendment executed by the Administrative Agent, the Canadian Administrative Agent, the L/C Issuer, the Super-Majority Lenders, the Canadian Super-Majority Lenders, the Borrowers and the Guarantors.
2.Expenses. Receipt by the Administrative Agent of all other reasonable fees and expenses due and owing in connection with this Agreement, including, without limitation, the reasonable and documented legal fees and expenses of Moore & Van Allen PLLC, counsel to the Agents and the Lenders.
ARTICLE III
MISCELLANEOUS
1.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
2.Electronic Execution; Electronic Records; Counterparts. This Amendment may be executed in multiple counterparts and by different parties hereto in separate counterparts, all of which, taken together, shall constitute an original. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission (in .pdf) will be effective as delivery of a manually executed counterpart hereof. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this Section 3.2 may include use or acceptance by the Agents of a manually signed paper communication which has been converted into electronic form (such as scanned into “.pdf”), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Agents are not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Agents pursuant to procedures approved by them; provided, that, without limiting the foregoing, (a) to the extent the Agents have agreed to accept such Electronic Signature, the Agents shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Loan Party, any Lender, L/C Issuer, or the Swing Line Lender without further verification, and (b) upon the request of any Agent, any Electronic Signature shall be promptly followed by a manually executed, original counterpart.

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3.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms and each Borrower and each Guarantor confirms, reaffirms and ratifies all such documents and agrees to perform and comply with the terms and conditions of the Credit Agreement and the other Loan Documents. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Credit Agreement or any of the Loan Documents. This Amendment shall constitute a Loan Document.
5.Representations and Warranties. To induce the Agents and the Lenders to execute and deliver this Amendment, each Borrower hereby represents and warrants to the Agents and the Lenders as of the Eighth Amendment Effective Date that no Default or Event of Default exists and all statements set forth in Section 5.02(a) of the Credit Agreement are true and correct in all material respects (unless qualified by materiality or Material Adverse Effect, in which case, such statement shall be true and correct in all respects) as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct in all material respects (unless qualified by materiality or Material Adverse Effect, in which case, such statement was true and correct in all respects) on and as of such earlier date).

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWERS:	PRA GROUP, INC.

By:
		Name:	Rakesh Sehgal
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

PRA GROUP CANADA, INC.

By:
		Name:	Dennis Hunter
		Title:	Vice President

GUARANTORS:	PORTFOLIO RECOVERY ASSOCIATES, LLC

By:
		Name:	Craig Dewey
		Title:	President, Treasurer and Secretary

PRA HOLDING I, LLC
PRA HOLDING II, LLC
PRA HOLDING III, LLC
PRA HOLDING IV, LLC
PRA HOLDING V, LLC
PRA HOLDING VI, LLC
PRA HOLDING VII, LLC

By:
		Name:	Rakesh Sehgal
		Title:	President and Treasurer

PRA FINANCIAL SERVICES, LLC

By:
		Name:	Rakesh Sehgal
		Title:	Manager

PRA AUTO FUNDING, LLC

By:
		Name:	LaTisha Tarrant
		Title:	Manager

PRA RECEIVABLES MANAGEMENT, LLC

By:
		Name:	Carol Elizabeth Hardy
		Title:	Vice President

CLAIMS COMPENSATION BUREAU

By:
Name:	Robert J. Rey
Title:	President

BANK OF AMERICA, N.A., as
Administrative Agent

By:
Name:	Holver Rivera
Title:	Senior Vice President

BANK OF AMERICA, N.A., acting through its Canada
branch, as Canadian Administrative Agent

By:
Name:	Medina Sales de Andrade
Title:	Vice President

BANK OF AMERICA, N.A.,
as a Lender

By:
Name:	Holver Rivera
Title:	Senior Vice President

BANK OF AMERICA, N.A.,
acting through its Canada branch, as a Lender

By:
Name:	Medina Sales de Andrade
Title:	Vice President

TRUIST BANK,
as a Lender

By:
Name:	Madison Waterfield
Title:	Vice President

CAPITAL ONE, N.A.,
as a Lender

By:
Name:	Eric Purzycki
Title:	Duly Authorized Signatory

FIFTH THIRD BANK, NATIONAL
ASSOCIATION
as a Lender

By:
Name:	Sam Schuessler
Title:	Assistant Vice President

FIFTH THIRD BANK, NATIONAL
ASSOCIATION, acting through its Canada branch, as a
Lender

By:
Name:	Michael Woo
Title:	Vice President

MUFG BANK, LTD. f/k/a THE BANK OF TOKYO-
MITSUBISHI UFJ, LTD.,
as a Lender

By:
Name:	George Stoecklein
Title:	Managing Director

DNB CAPITAL LLC,
as a Lender

By:
Name:	Dania Hinedi
Title:	Senior Vice President

By:
Name:	Bret Douglas
Title:	Senior Vice President

ING CAPITAL LLC
as a Lender

By:
Name:	Jonathon Banks
Title:	Managing Director

By:
Name:	Alexander Kreissman
Title:	Director

REGIONS BANK,
as a Lender

By:
Name:	William Soo
Title:	Director

Citizens Bank, N.A.
as a Lender

By:
Name:	Christopher Domanico
Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:	Ashley Braniecki
Title:	Vice President

ATLANTIC UNION BANK,
as a Lender

By:
Name:	Matthew Sawyer
Title:	Managing Director

RAYMOND JAMES BANK,
as a Lender

By:
Name:	Douglas Marron
Title:	Senior Vice President